                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     sec. 240.14a-11(c) or sec. 240.14a-12

                                 VITALCOM INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                 VITALCOM INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 9, 1997

TO THE STOCKHOLDERS:

     You are cordially invited to attend the Special Meeting of Stockholders of VitalCom Inc. (the "Company") to be held on Tuesday, December 9, 1997 at 9:00 a.m., local time, at the Company's headquarters, 15222 Del Amo Avenue, Tustin, California 92780, for the following purposes:

        (1) To ratify and approve an amendment to the Company's 1993 Stock Option Plan to increase the number of shares reserved for issuance thereunder by 750,000 to a total of 2,339,885 shares.

        (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on November 3, 1997 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card.

                                          Sincerely,

                                          /s/ FRANK T. SAMPLE
                                          -------------------------------------
                                          Frank T. Sample
                                          President and Chief Executive Officer

Tustin, California
November 12, 1997

YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                 VITALCOM INC.

              PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of VitalCom Inc. (the "Company") for use at the Special Meeting of Stockholders (the "Special Meeting") to be held on Tuesday, December 9, 1997 at 9:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the Company's headquarters, 15222 Del Amo Avenue, Tustin, California 92780.

     These proxy solicitation materials were first mailed on or about November 13, 1997 to all stockholders entitled to vote at the meeting. The Company's principal executive offices are located at 15222 Del Amo Avenue, Tustin, California 92780, and the Company's telephone number at that location is (714) 546-0147.

RECORD DATE AND PRINCIPAL STOCK OWNERSHIP

     Stockholders of record at the close of business on November 3, 1997 (the "Record Date") are entitled to notice of and to vote at the meeting. On the Record Date, 8,037,048 shares of the Company's Common Stock were issued and outstanding and held of record by approximately 38 stockholders.

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Common Stock as of the Record Date as to (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each Named Executive Officer (as defined below) of the Company and (iv) all directors and executive officers as a group. Except as otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address for each stockholder is care of VitalCom Inc., 15222 Del Amo Avenue, Tustin, California 92780.

                                                                       SHARES BENEFICIALLY
                                                                              OWNED
                                                                     -----------------------
                           NAME AND ADDRESS                           NUMBER         PERCENT
    ---------------------------------------------------------------  ---------       -------
    Warburg, Pincus Ventures, L.P.(1)..............................  3,861,264         48.0%
      466 Lexington Avenue, 10th Floor
      New York, NY 10017
    ABS Capital Partners, L.P.(2)..................................  1,057,062         13.2
      One South Street
      Baltimore, MD 21202
    Vertical Fund Associates, L.P.(3)..............................    539,582          6.7
      18 Bank Street
      Summit, NJ 07901
    Donald W. Judson(4)............................................    326,817          4.1
    Frank T. Sample(5).............................................        975           *
    David L. Schlotterbeck(6)......................................    211,115          2.6
    Jack W. Lasersohn(7)...........................................    755,782          9.4
    Elizabeth H. Weatherman(8).....................................  3,861,264         48.0
    Timothy T. Weglicki(9).........................................  1,057,062         13.2
    Warren J. Cawley(10)...........................................     87,725          1.1
    John R. Graham(11).............................................    154,935          1.9
    Shelley B. Thunen(12)..........................................     43,744           *
    David R. Clare, Jr.............................................      2,632           *
    All executive officers and directors as a group
      (11 persons)(13).............................................  6,502,051         80.3

---------------

 * Less than one percent of the outstanding Common Stock.

 (1) The sole general partner of Warburg, Pincus Ventures, L.P. ("Ventures") is Warburg, Pincus & Co., a New York general partnership ("WP"). E.M. Warburg, Pincus & Co., LLC, a New York limited liability company ("EMW LLC"), manages Ventures. The members of EMW LLC are substantially the same as the partners of WP. Lionel I. Pincus is the managing partner of WP and the managing member of EMW LLC and may be deemed to control both WP and EMW LLC. E.M. Warburg, Pincus & Company, a New York general partnership ("EM Warburg"), manages Ventures. WP has a 15% interest in the profits of Ventures as the general partner, and also owns approximately 1.5% of the limited partnership interests in Ventures. Elizabeth H. Weatherman, a director of the Company, is a Managing Director and a member of EMW LLC and a general partner of WP. As such, Ms. Weatherman may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") in an indeterminate portion of the shares beneficially owned by Ventures and WP. See Note 8 below.

 (2) The sole general partner of ABS Capital Partners, L.P. ("ABS Capital") is ABS Partners, L.P. ("ABS Partners"). Timothy T. Weglicki is a general partner of ABS Partners.

 (3) The sole general partner of Vertical Fund Associates, L.P. ("Vertical Fund") is The Vertical Group, Inc. ("Vertical"). Jack W. Lasersohn is a Managing Director of Vertical.

 (4) Includes 305,629 shares held of record by the Donald and Margaret Judson Family Trust and 21,188 shares subject to stock options exercisable within 60 days of the Record Date.

 (5) Includes 975 shares owned by Mr. Sample's son, a minor. Mr. Sample disclaims beneficial ownership of these shares within the meaning of Rule 13d-3 under the Exchange Act.

 (6) Includes 132,110 shares issuable upon exercise of vested options.

 (7) Of the shares indicated as owned by Mr. Lasersohn, 216,200 are owned directly by Vertical Life Sciences, L.P., of which Vertical is the sole general partner, and 539,582 are owned directly by Vertical Fund, and all of such shares are included because of Mr. Lasersohn's affiliation with those entities. As such, Mr. Lasersohn may be deemed to have an indirect pecuniary interest in an indeterminate portion of the shares beneficially owned by Vertical Life Sciences, L.P., Vertical Fund and Vertical. Mr. Lasersohn disclaims beneficial ownership of these shares within the meaning of Rule 13d-3 under the Exchange Act. See Note 3 above.

 (8) All of the shares indicated as owned by Ms. Weatherman are owned directly by Ventures and are included because of her affiliation with Ventures. As such, Ms. Weatherman may be deemed to have an indirect pecuniary interest in an indeterminate portion of the shares beneficially owned by Ventures and EM Warburg. Ms. Weatherman disclaims "beneficial ownership" of these shares within the meaning of Rule 13d-3 under the Exchange Act. See Note 1 above.

 (9) All of the shares indicated as owned by Mr. Weglicki are owned directly by ABS Capital and are included because of his affiliation with that entity. As such, Mr. Weglicki may be deemed to have an indirect pecuniary interest in an indeterminate portion of the shares beneficially owned by ABS Capital and ABS Partners. Mr. Weglicki disclaims "beneficial ownership" of these shares within the meaning of Rule 13d-3 under the Exchange Act. See Note 2 above.

(10) Includes 15,261 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(11) Includes 15,261 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(12) Includes 31,560 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(13) Includes 215,380 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date and 3,861,264, 1,057,062, 539,582 and 216,200 shares owned directly by Ventures, ABS, Vertical Fund and Vertical Life Sciences, L.P., respectively. See Notes 7, 8 and 9 above.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary or Assistant Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Each holder of Common Stock is entitled to one vote for each share of stock held on all matters to be voted on by the stockholders. The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.

     This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of stock for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or facsimile.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1998 Annual Meeting of Stockholders must be received by the Company no later than December 26, 1997 in order that they may be considered for inclusion in the notice and proxy statement relating to that meeting.

                                  PROPOSAL ONE

                      AMENDMENT OF 1993 STOCK OPTION PLAN

     The 1993 Stock Option Plan, as amended and restated (the "1993 Plan"), was adopted by the Board of Directors in September 1993 and was approved by the Company's stockholders in October 1993. The 1993 Plan was amended in August 1995 and amended and restated in January 1996, April 1997 and October 1997. As of October 31, 1997, 67,500 options to purchase shares had been exercised, options to purchase an aggregate of 1,604,853 shares held by one hundred twenty (120) optionees were outstanding at a weighted average per share exercise price of $4.74, and 98,545 more shares than are available under the 1993 Plan have been granted. The closing price of the Company's Common Stock as reported on The Nasdaq National Market System was $4.875 on the Record Date.

     The Company's stockholders are requested to approve the amendment of the 1993 Plan to increase the number of shares reserved for issuance thereunder by 750,000 to 2,339,885 shares. In October 1997, the Company hired Frank T. Sample as its new President and Chief Executive Officer and, in connection therewith, granted Mr. Sample an option to purchase 780,000 shares of the Company's Common Stock. After giving effect to such grant, as of the Record Date 98,545 more shares than are available under the 1993 Plan have been granted. In addition, the Company relies upon the 1993 Plan to attract and retain skilled employees, directors and consultants. The Board of Directors believes it is in the Company's best interests to increase the shares reserved for issuance under the 1993 Plan so that the Company may continue to attract and retain the services of key management employees, directors and consultants by granting options to purchase the Company's Common Stock and may increase the incentives to its employees, directors and consultants in the form of equity ownership. While encouraging employees, directors and consultants to be stockholders, the Company also recognizes that option grants to employees, directors and consultants can result in dilution to existing stockholders.

REQUIRED TO VOTE; RECOMMENDATION OF BOARD OF DIRECTORS

     The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote will be required to approve the amendment of the 1993 Plan. Abstentions and broker non-votes will have the same effect as votes against this proposal.

     Warburg, Pincus Ventures, L.P., ABS Capital Partners, L.P., Vertical Fund Associates, L.P. and Donald Judson, who in the aggregate control 74.4% of the voting power of the Company, have agreed to vote in favor of this proposal. Accordingly, approval of the proposal is assured.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

SUMMARY OF THE 1993 PLAN

     A description of the principal features of the 1993 Plan, a copy of which may be obtained from the Company, is set forth below.

     General. The 1993 Plan gives the Board, or a committee that the Board appoints, authority to grant options or rights to purchase Common Stock. Options granted under the 1993 Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options, as determined by the Board or its committee.

     Purposes. The purposes of the 1993 Plan are to ensure the retention of the services of officers, directors and employees, to attract and retain competent new executive personnel and employees, and to provide incentive to all such personnel to devote their utmost effort to the betterment of the Company.

     Eligibility; Limitations. The 1993 Plan provides that options may be granted to any officer, director, employee or consultant of the Company or any of its subsidiaries.

     The 1993 Plan places specific limitations on the discretion allowed to the Committee in granting options to employees of the Company. These limitations are intended to preserve the Company's ability to deduct for federal income tax purposes compensation relating to stock options recognized by certain executive officers under the 1993 Plan. Without these provisions in the 1993 Plan, the Company's ability to deduct such compensation expense may be limited under
Section 162(m) of the Code. The limitations provide that no employee shall be granted in any fiscal year options to purchase more than 400,000 shares of Common Stock, except that an employee may be granted options to purchase up to an additional 400,000 shares in connection with his or her initial employment, which grant will not count against the foregoing limitation. See the discussion below under "Tax Information" for a summary of the more general rules governing the availability to the Company of tax deductions in connection with stock options granted under the 1993 Plan.

     Administration. The 1993 Plan provides for administration by a committee (the "Committee") of non-employee directors. The 1993 Plan will be administered so as to satisfy certain requirements of Rule 16b-3. Except as noted below, the Committee has full power to select the persons to whom incentive or nonqualified options are granted, the specific terms of each grant, and the number of shares for which incentive or nonqualified options are granted, subject to the provisions of the 1993 Plan. The interpretation and construction of any provision of the 1993 Plan are within the sole discretion of the Committee, whose determination will be final and binding.

     Exercise Price of Option Shares. The exercise price of each incentive option granted under the 1993 Plan may not be less than 100% of the fair market value of the Company's Common Stock on the date of the grant of the option; provided, however, that the exercise price may not be less than 110% of the fair market value if the person to whom such option is granted owns 10% or more of the total combined voting power of all classes of stock of the Company. The exercise price of nonqualified stock options also may not be less than the fair market value of the Company's Common Stock on the date of grant. The fair market value of the Company's Common Stock is the closing sale price on The Nasdaq National Market.

     Terms and Conditions of Options. Each option is evidenced by a written stock option agreement between the Company and the optionee and is subject to the terms and conditions listed below, but specific terms may vary:

          Date of Exercise. The Committee determines the exercisability of options granted under the 1993 Plan. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, exchange of shares of the Company's Common Stock or any combination thereof.

          Termination of Association. The 1993 Plan provides that if the optionee's employment or other association with the Company is terminated for any reason, other than death or permanent disability, an option may thereafter be exercised (to the extent it was then exercisable) at any time within three months of such termination, subject to the stated term of the option.

          Death or Disability of Optionee. If the optionee's employment or association with the Company terminates as a result of the optionee's permanent disability, the optionee may exercise an option at any time within one year following the date of such termination (but in no event later than the expiration of the term of the option), but only to the extent that the optionee was entitled to exercise the option on the date of such termination. At the end of such one-year period, all options held by such optionee to the extent they remain unexercised, terminate and become void.

          Term of Options. The terms of options granted under the 1993 Plan may not exceed ten years from the date of grant. However, any incentive stock option granted to an optionee who, at the time such option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company may not have a term of more than five years. No option may be exercised by any person after such expiration.

          Nonassignability of Rights. All incentive stock options and, except as provided by the Committee, all nonqualified stock options are non-transferable by the optionee, other than by will or by the laws of descent and distribution, and during the lifetime of the optionee may be exercised only by such optionee.

          Rights Upon Exercise. Until an option has been properly exercised, no rights to vote or receive dividends or any other rights as a stockholder shall exist with respect to the shares subject to the unexercised option.

          Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1993 Plan as may be determined by the Committee.

     Changes in Capital Structure. In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock or a change in the kind of shares or other securities of the Company, an appropriate adjustment shall be made to the exercise price and number or kind of shares subject to each outstanding option and to the number or kind of shares which have been reserved for issuance under the 1993 Plan. In the event of a merger of the Company with another corporation, or the sale of substantially all of the assets of the Company, the 1993 Plan provides that each outstanding option may be assumed or substituted for by the successor corporation. If the successor corporation does not agree to assume the option or to substitute an equivalent option, the Board of Directors shall provide for the optionee to have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable.

     Amendment and Termination. The Board of Directors may amend, alter, suspend or terminate the 1993 Plan at any time or from time to time, but any such amendment, alteration, suspension or termination shall not adversely affect any option then outstanding under the 1993 Plan, without the consent of the holder of the option. In any event, the 1993 Plan will terminate in September 2003. In addition, to the extent necessary to comply with applicable law, the Company shall obtain stockholder approval of any amendment of the 1993 Plan in such a manner and to such a degree as required.

     Tax Information. Options granted under the 1993 Plan may be either incentive stock options, within the meaning of Section 422 of the Code, or nonqualified stock options.

          Incentive Options. The holder of an incentive stock option will recognize no income upon grant of the incentive stock option and will incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after exercise of the option, any gain will be treated as long-term capital gain. If the statutory holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

          Nonqualified Options. The holder of a nonqualified stock option will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon exercise of the option, the optionee will generally recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or Company stock or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonqualified option.

          Tax Withholding. In the event shares of the Company's Common Stock are issued under the 1993 Plan, the Company has the right to deduct from the recipient's compensation an amount sufficient to satisfy tax withholding obligations. In addition, the Committee, in its discretion may allow an optionee to satisfy tax withholding obligations by electing to have the Company withhold from the shares to be issued upon exercise of an option the number of shares having a fair market value of the amount required to be withheld.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF UNITED STATES FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE 1993 PLAN AND DOES NOT PURPORT TO BE COMPLETE. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE.

     Participation in the 1993 Plan. The Company is unable to predict the amount of benefits that will be received or allocated to any particular participant under the 1993 Plan. The following table sets forth the dollar amount and the number of shares granted under the 1993 Plan during the last fiscal year to (i) each of the Company's Named Executive Officers, (ii) all executive officers as a group, (iii) all non-employee directors as a group and
(iv) all employees other than executive officers as a group.

                                                                            1993 PLAN
                                                                   ---------------------------
                                                                     SHARES
                                                                   SUBJECT TO     DOLLAR VALUE
                                                                    OPTIONS        OF OPTION
                        NAME AND POSITION(1)                       GRANTED(2)     GRANTS(3)($)
    -------------------------------------------------------------  ----------     ------------
    Donald W. Judson.............................................        --               --
      Chairman of the Board(4)
    Frank T. Sample..............................................        --               --
      President and Chief Executive Officer(5)
    Warren J. Cawley.............................................        --               --
      Vice President, Business Development
    John R. Graham...............................................        --               --
      Vice President, OEM Sales
    Shelley B. Thunen............................................    17,844         $107,064
      Vice President, Finance and Chief Financial Officer
    Claudia J. Russell(6)........................................        --               --
      Vice President, Corporate Marketing
    David L. Schlotterbeck.......................................        --               --
      President and Chief Executive Officer(7)
    All current executive officers as a group (7 persons)........    49,709          608,938
    All current non-executive directors as a group (4 persons)...        --               --
    All other employees (excluding current executive officers) as
      a group....................................................    81,400          862,105

---------------

(1) Excluded from the table are David R. Clare, Jr., the Company's current Vice President, Direct Sales, and Stanley H. Reese, the Company's current Vice President, Research and Development, who joined the Company in March 1997 and July 1997, respectively. In 1997, Mr. Clare was granted options to purchase 100,000 shares of Common Stock with a dollar value calculated as described in note 3. below of $550,000, and Mr. Reese was granted options to purchase 40,000 shares of Common Stock with a dollar value calculated as described in note 3. below of $190,000.

(2) Excluded from the table are shares subject to options granted in 1997. In 1997, the Company granted Mr. Judson, Mr. Sample, Mr. Cawley, Mr. Graham and Ms. Thunen options to purchase 100,000, 780,000, 30,000, 40,000 and 60,000 options, respectively, with dollar values calculated as described in note 3. below of $475,000, $3,510,000, $142,500, $190,000 and $279,734,
    respectively.

(3) The dollar value of option grants under the Stock Plan was computed by multiplying the number of shares subject to the option times the exercise price of the option. All options granted under the 1993 Plan were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.

(4) Mr. Judson was reinstated as President and Chief Executive Officer in January 1997 and served as such until November 1997.

(5) Mr. Sample joined the Company as President and Chief Executive Officer in October 1997. Mr. Sample was granted an option to purchase 780,000 shares of Common Stock in October 1997. Such option has a dollar value of $3,510,000 calculated as described in note 3. above.

(6) Ms. Russell resigned as Vice President, Corporate Marketing in July 1997.

(7) Mr. Schlotterbeck stepped down as the President and Chief Executive Officer on January 1, 1997.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

     The following table sets forth the compensation earned by (i) the Company's Chief Executive Officer, (ii) the Company's former Chief Executive Officer and
(iii) the four most highly compensated other executive officers of the Company (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company during the fiscal years ended December 31, 1995 and 1996, except as otherwise noted.

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG-TERM
                                                                                       --------------------------
                                                                                          COMPENSATION AWARDS
                                                                          OTHER        --------------------------
                                              ANNUAL COMPENSATION         ANNUAL       SECURITIES     ALL OTHER
                                           -------------------------   COMPENSATION    UNDERLYING   COMPENSATION
  NAME AND PRINCIPAL POSITION(1)    YEAR   SALARY($)     BONUS($)(2)      (3)($)       OPTIONS(#)        ($)
----------------------------------- -----  ---------     -----------   ------------    ----------   -------------
Donald W. Judson...................  1996  $ 227,101(6)          --            --             --       $ 2,212(10)
  Former President,                  1995    205,171(6)   $ 129,497            --         27,696           612(10)
  Chief Executive Officer and
  Current Chairman of the Board(4)
Frank T. Sample....................  1997         --             --            --             --            --
  President and Chief Executive
  Officer(5)
Warren J. Cawley...................  1996    143,082(6)          --            --             --         1,305(10)
  Vice President, Direct Sales       1995    126,990(6)      79,671            --         13,617           421(10)
John R. Graham.....................  1996    128,308(6)      10,305            --             --           745(10)
  Vice President, OEM Sales          1995    111,530(6)      70,263            --         13,617           380(10)
Shelley B. Thunen..................  1996    128,255(6)      10,305            --         17,844           264(10)
  Vice President, Finance and        1995    110,683(6)      69,948            --         18,156           378(10)
  Chief Financial Officer
Claudia J. Russell.................  1996    126,124(6)      10,305            --             --           242(10)
  Vice President,                    1995     20,192(7)      24,725            --         31,865            --
  Corporate Marketing
David L. Schlotterbeck.............  1996    222,179(6)          --      $ 81,933(9)          --           616(10)
  Former President, Chief Executive  1995     79,538(8)      74,055        18,955(9)     302,010            47(10)
  Officer and Director(11)

---------------

(1) Excluded from the table are David R. Clare, Jr., the Company's current Vice President, Direct Sales, and Stanley H. Reese, the Company's current Vice President, Research and Development, who joined the Company in March 1997 and July 1997, respectively. Mr. Clare has an annual salary of $150,000, he has a guaranteed bonus of $72,500 for fiscal 1997, and he was granted options to purchase 100,000 shares of Common Stock in March 1997. Mr. Reese has an annual salary of $140,000, he has a guaranteed bonus of $20,000 and received a hiring bonus of $15,000, and he was granted options to purchase 40,000 shares of Common Stock in July 1997.

(2) Represents amounts paid or accrued on an annualized basis under the Company's Management Bonus Plan for which senior management is eligible. The amount of a particular employee's bonus varies depending on salary level, position with the Company and the operating results of the Company.

(3) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of prerequisites and other personal benefits has been omitted in those cases where the aggregate amount of such prerequisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer for such year.

(4) Mr. Judson was reinstated as the President and Chief Executive Officer in January 1997 and served as such until November 1997. All compensation paid to Mr. Judson during fiscal 1996 was paid to him in his capacity as Chairman of the Board.

(5) Mr. Sample was appointed as President and Chief Executive Officer in October 1997. Mr. Sample's annual salary is $250,000 and he was paid a signing bonus of $50,000 and is to be paid an additional $75,000 on April 3, 1998 if he continues to be an employee on that date. Mr. Sample was also granted options to purchase 780,000 shares of Common Stock in October 1997.

 (6) Includes contribution paid by the Company under its 401(k) and Profit Sharing Plan.

 (7) Based on annual salary of $125,000 commencing on November 1, 1995.

 (8) Based on an annual salary of $225,000 commencing on August 1, 1995.

 (9) Includes amounts paid in connection with the reimbursement by the Company of certain relocation expenses.

(10) Represents premiums paid by the Company on a life insurance policy for the benefit of the Named Executive Officer.

(11) Mr. Schlotterbeck stepped down from his position as President and Chief Executive Officer on January 1, 1997.

                          OPTION GRANTS IN FISCAL 1996

     The following table sets forth information with respect to stock option grants to each of the Named Executive Officers during the year ended December 31, 1996, except as otherwise noted.

                                                                 INDIVIDUAL GRANTS
                                            -----------------------------------------------------------
                                             NUMBER OF        % OF TOTAL
                                             SECURITIES      OPTIONS/SARS
                                             UNDERLYING       GRANTED TO       EXERCISE
                                            OPTIONS/SARS      EMPLOYEES           OR
                                              GRANTED         IN FISCAL       BASE PRICE     EXPIRATION
                 NAME(1)                       (#)(2)          YEAR (%)         ($/SH)          DATE
------------------------------------------  ------------     ------------     ----------     ----------
Donald W. Judson..........................         --              --               --               --
Frank T. Sample(3)........................         --              --               --               --
Warren J. Cawley..........................         --              --               --               --
John R. Graham............................         --              --               --               --
Shelley B. Thunen.........................     17,844             9.3%          $ 6.00         11/14/06
Claudia J. Russell........................         --              --               --               --
David L. Schlotterbeck....................         --              --               --               --

---------------

(1) Excluded from the table are David R. Clare, Jr., the Company's current Vice President, Direct Sales, and Stanley H. Reese, the Company's current Vice President, Research and Development, who joined the Company in March 1997 and July 1997, respectively. In March 1997, Mr. Clare was granted options to purchase 100,000 shares of Common Stock, which options represent 7.9% of options granted in fiscal 1997 through the Record Date. The exercise price of such options is $5.50 per share and the expiration date is March 17, 2007. In July 1997, Mr. Reese was granted options to purchase 40,000 shares of Common Stock, which options represent 3.2% of options granted in fiscal 1997 through the Record Date. The exercise price of such options is $4.75 per share and the expiration date is July 15, 1997.

(2) All of these stock option grants were pursuant to the Company's 1993 Stock Option Plan, as amended, and are subject to the terms of such plan. See "Proposal One--Amendment of 1993 Stock Option Plan." These options were granted at exercise prices equal to the fair market value of the Common Stock as determined by the Board of Directors of the Company on the date of grant. Unless otherwise indicated, options granted prior to June 1, 1995 vest in 25% annual increments commencing on the date of grant, and options granted after June 1, 1995 vest as to 25% of the shares subject to the option on the first anniversary of the date of grant and as to 6.25% of the shares subject to the option quarterly thereafter.

(3) Mr. Sample joined the Company as President and Chief Executive Officer in October 1997 and, in connection therewith, was granted an option to purchase 780,000 shares of Common Stock. Such options represent 61.9% of option grants in fiscal 1997 through the Record Date. The exercise price of such options is $4.50 per share and the expiration date is October 23, 2007. The foregoing options are exercisable as follows: (a) 97,500 options are exercisable six months from Mr. Sample's acceptance of employment with the Company, and (b) 48,750 options are exercisable on the last day of each calendar quarter thereafter, so that all such options shall be fully exercisable three and one half (3 1/2) years from the grant date.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1996
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to exercises of stock options during the year ended December 31, 1996 by each of the Named Executive Officers, the number of options held at year end and the aggregate value of the "in-the-money" options held at December 31, 1996.

                                                                                             VALUE OF UNEXERCISED
                                                                 NUMBER OF SECURITIES            IN-THE-MONEY
                                    SHARES                            UNDERLYING                  OPTIONS AT
                                   ACQUIRED          VALUE            OPTIONS AT                   YEAR-END
                                  ON EXERCISE       REALIZED         YEAR-END (#)                EXERCISABLE/
            NAME(1)                   (#)             ($)      EXERCISABLE/UNEXERCISABLE     UNEXERCISABLE(2)($)
------------------------------- ---------------     --------   -------------------------     --------------------
Donald W. Judson...............         --               --           12,762/19,434           $18,219/$20,718
Frank T. Sample(3).............         --               --               0/780,000(3)          0/292,500(3)
Warren J. Cawley...............         --               --            9,607/11,510            19,342/12,555
John R. Graham.................         --               --            9,607/11,510            19,342/12,555
Shelley B. Thunen..............      3,500           58,640           10,309/33,441            15,328/18,211
Claudia J. Russell(4)..........         --               --            7,967/23,898                 0/0
David L. Schlotterbeck(5)......         --               --         132,110/169,900                 0/0

---------------

(1) Excluded from the table are David R. Clare, Jr., the Company's current Vice President, Direct Sales, and Stanley H. Reese, the Company's current Vice President, Research and Development, who joined the Company in March 1997 and July 1997, respectively. As of the Record Date, Mr. Clare and Mr. Reese hold unexercisable options to purchase 100,000 shares and 40,000 shares of Common Stock, respectively. As of the Record Date, Mr. Clare's options were not "in-the-money," and the value of Mr. Reese's "in-the-money" options was $5,000. Neither Mr. Clare nor Mr. Reese hold exercisable options as of the Record Date.

(2) The closing price of the Company's Common Stock on December 31, 1996 was $5.125 per share.

(3) Option figures for Mr. Sample are computed as of the Record Date. As of the Record Date, the value of unexercisable in-the-money options held by Mr. Sample was $292,500, based on the closing price of the Company's Common Stock on the Record Date, which was $4.875 per share.

(4) Ms. Russell resigned as Vice President, Corporate Marketing in July 1997.

(5) Mr. Schlotterbeck stepped down as the President and Chief Executive Officer on January 1, 1997.

COMPENSATION OF DIRECTORS

     In February 1997, the Company entered into an agreement with David Schlotterbeck pursuant to which the Company agreed to pay Mr. Schlotterbeck $1,000 plus reasonable expenses for each meeting of the Board of Directors (excluding the telephonic board meetings) attended by Mr. Schlotterbeck.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with several of its executive officers, including Messrs. Judson, Cawley and Graham and Ms. Thunen. All of the Company's employment agreements with its executive officers are substantially similar, varying principally in title and compensation level. The employment agreements provide for three-year employment terms (in each case expiring in 1998), subject to early termination in the event of the death or disability of the executive or as otherwise provided therein. The Company may terminate the executive's employment with or without "Just Cause" (as defined therein), but in the event such termination is without "Just Cause" the executive will be entitled to receive severance pay at the executive's then current salary for a period of twelve months following such termination.

     In January 1997, in connection with Mr. Schlotterbeck's stepping down as the Company's President and Chief Executive Officer, the Company entered into a consulting agreement with Mr. Schlotterbeck pursuant to which Mr. Schlotterbeck received compensation of $850 per day for services rendered. The consulting agreement was terminated in June 1997.

     In October 1997, the Company entered into an employment agreement with Mr. Sample in connection with his appointment as President and Chief Executive Officer. The agreement provides for a three-year employment term, subject to early termination in the event of the death or disability of Mr. Sample as otherwise provided therein. The Company may terminate Mr. Sample's employment with or without "Just Cause" (as defined therein), but in the event such termination is without "Just Cause" Mr. Sample will be entitled to receive severance pay at his then current salary for a period of twelve months following such termination.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the stock they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: November 12, 1997

                                EDGAR APPENDIX A

                             1993 STOCK OPTION PLAN

                                  VITALCOM INC.

                             1993 STOCK OPTION PLAN
                      (AMENDED AND RESTATED DECEMBER 1997)

        1. Purposes of the Plan.

               The purposes of this 1993 Stock Option Plan (the "Plan") of VITALCOM INC., a Delaware corporation (the "Company"), are (a) to insure the retention of the services of existing executive personnel, key employees and directors of the Company and its subsidiaries or its affiliates; (b) to attract and retain competent new executive personnel and key employees; and (c) to provide incentive to all such personnel and employees to devote their utmost effort and skill to the advancement and betterment of the Company, by permitting them to participate in the ownership of the Company and thereby in the success and increased value of the Company.

        2. Shares Subject to the Plan.

               The shares of stock subject to the incentive options having the terms and conditions set forth in Section 6 below (hereinafter "incentive options") and/or nonqualified options having the terms and conditions set forth in Section 7 below (hereinafter "nonqualified options") and other provisions of the Plan shall be shares of the Company's authorized but unissued or reacquired Common Stock (herein sometimes referred to as the "Common Stock"). The total number of shares of the Common Stock of the Company which may be issued under the Plan shall not exceed, in the aggregate, 2,339,885 shares. The limitations established by the preceding sentence shall be subject to adjustment as provided in Section 8 below. In the event that any outstanding incentive option or nonqualified option granted under the Plan can no longer under any circumstances be exercised, for any reason, the shares of Common Stock allocable to the unexercised portion of such incentive option or nonqualified option may again be subject to grant or issuance under the Plan.

        3. Eligibility.

               a. Incentive Options. Officers and other key employees of the Company or of any subsidiary corporation (including directors if they are also employees of the Company or a subsidiary), as may be determined by the Board or the Committee, who qualify for incentive stock options under the applicable provisions of the Internal Revenue Code, will be eligible for selection to receive incentive stock options under the Plan. An employee who has been granted an incentive option may, if otherwise eligible, be granted a nonqualified option or options or an additional incentive option or options if the Board or Committee shall so determine.

               b. Nonqualified Options. Officers, other key employees of the Company or of any subsidiary corporation, directors and consultants to the Company or any subsidiary corporation will be eligible to receive nonqualified options under the Plan. An individual who has been granted a nonqualified option may, if otherwise eligible, be granted an incentive option or options or an additional nonqualified option or options if the Board or Committee shall so determine.

               c. Limitations. The following limitations shall apply to grants of options to employees of the Company:

                      i. No employee of the Company shall be granted, in any fiscal year of the Company, options to purchase more than 400,000 shares of Common Stock of the Company.

                      ii. In connection with his or her initial employment, an employee of the Company may be granted options to purchase up to an additional 400,000 shares of Common Stock of the Company which shall not count against the limit set forth in subsection i. above.

                      iii. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 8.

                      iv. If an option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 8), the canceled option will be counted against the limits set forth in subsections i. and ii. above. For this purpose, if the exercise price of an option is reduced, the transaction will be treated as a cancellation of the option and the grant of a new option.

        4. Administration of the Plan.

               a. This Plan shall be administered by a committee (the "Committee") of "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. Such Committee shall be appointed by, and serve at the pleasure of, the Board of Directors.

               b. The Committee shall have full and final authority to determine the persons to whom, and the time or times at which, incentive options or nonqualified options shall be granted, the number of shares to be represented by each incentive option and nonqualified option and the consideration to be received by the Company upon the exercise thereof; to interpret the Plan; to establish, amend and rescind rules and regulations relating to the Plan; to determine the form and content of the incentive options or nonqualified options to be granted under the Plan; to determine the identity or capacity of any persons who may be entitled to exercise a participant's rights under any incentive option or nonqualified option under the Plan; to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any incentive option or nonqualified option in the manner and to the extent the Board or Committee deems desirable to carry the Plan, incentive option or nonqualified option into effect; to accelerate the exercise date of any incentive option or nonqualified option; to provide for an option to the Company to repurchase any shares issued upon exercise of an option upon termination of employment; and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination by the Committee with respect to the application or administration of the Plan shall be final and binding on all participants and prospective participants.

        5.     Option Price of Shares.

               a. Incentive Options. The exercise price of the shares of Common Stock covered by each incentive option granted under the Plan shall not be less than the fair market value of such shares on the date the incentive option is granted; provided, however, that the exercise price shall not be less than 110% of the fair market value if the person to whom such options are granted owns 10% or more of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation.

               b. Nonqualified Options. The exercise price of the shares of Common Stock covered by each nonqualified option granted under the Plan shall not be less than the fair market value of such shares on the date the nonqualified option is granted.

               c. Fair Market Value. For purposes of this Section 5, fair market value shall, if the Common Stock is not listed or admitted to trading on a stock exchange or The Nasdaq National Market on the over-the-counter market, be the average of the closing bid price and asked price of the Common Stock in the over-the-counter market on the date the incentive option or nonqualified option is granted or, if the Common Stock is then listed or admitted to trading on any stock exchange or The Nasdaq National Market, the closing sale price on such day on the principal stock exchange on which the Common Stock is then listed or admitted to trading or The Nasdaq National Market, as the case may be. If no closing bid and asked prices are quoted on such day, or if no sale takes place on such day on such principal exchange or on The Nasdaq National Market, then the average of the closing bid and asked prices on the next preceding day on which such prices were quoted, or closing sale price of the Common Stock on such principal exchange or The Nasdaq National Market on the next preceding day on which a sale occurred, as the case may be, shall be deemed to be the fair market value of the Common Stock. During such times as there is not a market price available, the fair market value of the Company's Common Stock shall be determined by the Committee, which shall consider, among other facts which it considers to be relevant, the book value of such stock and the earnings of the Company. The exercise price shall be subject to adjustment as provided in
Section 8 below.

        6. Terms and Conditions of Incentive Options.

               Each incentive option granted pursuant to this Plan shall be evidenced by a written Option Agreement which shall specify that the options subject thereto are incentive options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The granting of an incentive option shall take place at the time of Committee action granting the option. The Option Agreement shall be in such form as the Committee shall, from time to time, recommend, but shall comply with and be subject to the following terms and conditions:

               a. Medium and Time of Payment. The exercise price of an incentive option shall be payable (i) in United States dollars payable in cash, certified check, or bank draft; (ii) subject to any legal restrictions on the acquisition or purchase of its shares by the Company, by the delivery of shares of Common Stock which (x) in the case of shares acquired upon exercise of an option have been owned by the optionee for more than six (6) months on the date of surrender and (y) have an aggregate fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option is being exercised; (iii) in the discretion of the Committee, by the issuance of a promissory note in a form acceptable to the Committee; (iv) delivery of a properly executed exercise notice together with such other documentation as the Committee and broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or (v) any combination of (i), (ii), (iii) or (iv) above.

               b. Number of Shares. The incentive option shall state the total number of shares to which it pertains.

               c. Term of Incentive Option. Each incentive option granted under the Plan shall expire within a period of not more than ten (10) years from the date the incentive option is granted; provided, however, that the incentive option shall expire within a period of not more than five (5) years if granted to a person who owns more than 10% of the combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation.

               d. Date of Exercise. Each incentive stock option granted pursuant to this Plan shall become exercisable on each successive anniversary of the grant date of such options in increments of twenty five percent (25%); provided, however, that in the discretion of the Committee, individual Option Agreements may contain different exercise schedules.

               e. Termination of Association Except Upon Death or Disability. In the event of an optionee's termination of association with the Company (as hereinafter defined) for any reason other than his death or disability, (i) all incentive options granted to any such optionee pursuant to this Plan which are not exercisable at the date of such termination of association shall terminate immediately and become void and of no effect, and (ii) all incentive options granted to any such optionee pursuant to this Plan which are exercisable at the date of such termination of association may be exercised (but only to the extent such options were exercisable as of the date of such termination of association) at any time within three (3) months of the date of such termination of association, but in any event no later than the date of expiration of the incentive option period, and if not so exercised within such time shall become void and of no effect at the end of such time. For purposes of this Plan, the term "termination of association" with the Company shall mean (i) for any person who is an employee of the Company or a subsidiary of the Company but not also a director of the Company, the cessation of such person's employment with the Company or a subsidiary of the Company, or any corporation or a parent or subsidiary of a corporation issuing and assuming an option in a transaction to which Section 424(a) of the Internal Revenue Code applies (collectively, an "Affiliate"), (ii) for any person who is both a director of the Company and an employee of the Company or a subsidiary or Affiliate of the Company, the cessation of both the employment and status as a director of such person, and
(iii) for any person who is a director of the Company but not also an employee of the Company or a subsidiary of the Company, the cessation of such person=s status as a director of the Company.

               f. Death or Disability of Optionee. In the event of an optionee's termination of association with the Company by reason of his or her death or disability, (i) all incentive options granted to such person pursuant to this Plan which are not exercisable at the date of such termination of association shall terminate immediately and become void and of no effect, and (ii) all incentive options granted to such person pursuant to this Plan which are exercisable at the date of such termination of association may be exercised (but only to the extent they were exercisable as of the date of such termination of association) at any time within one (1) year after the optionee's termination of association as a result of such death or disability, but in any event no later than the date of expiration of the incentive option period, by such optionee, or in the event of death, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the incentive option directly from the optionee by bequest or inheritance. At the end of such one (1) year period, all incentive options held by such optionee, to the extent they remain unexercised, shall terminate and become void and of no effect.

               g. Rights as a Stockholder. An optionee or a transferee of an incentive option shall have no rights as a stockholder with respect to any shares of Common Stock covered by his or her incentive option until the date of the issuance of a share certificate to him or her for such shares. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such share certificate is issued.

               h. Nonassignability of Rights. No incentive option shall be assignable or transferable by the person receiving same except by will or the laws of descent and distribution. During the life of such person, the incentive option shall be exercisable only by him or her.

               i. Limitation. Notwithstanding any other provisions of the Plan, to the extent the aggregate fair market value (determined in accordance with the provisions of Section 5 above as of the time the incentive option is granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under all such plans of the Company and any parent and subsidiary corporations) exceeds $100,000, such excess shall be treated as nonqualified options.

               j. Notice of Disposition. Each Option Agreement which relates to the grant of an incentive stock option shall provide that the optionee shall give prompt written notice to the Company in the event the optionee sells or otherwise disposes of any shares of Common Stock issued upon the exercise of such incentive stock options.

               k. Other Provisions. Any Option Agreement may contain such other terms, provisions and conditions as may be determined by the Committee, which are not inconsistent with the provisions of Section 422 of the Internal Revenue Code of 1986, as amended, including the option of the Company to repurchase any shares issued upon the exercise of an option upon termination of employment. Incentive options granted to different persons, or to the same person at different times, may be subject to terms, conditions and restrictions which differ from each other.

        7. Terms and Conditions of Nonqualified Options.

               Each nonqualified option granted pursuant to this Plan shall be evidenced by a written Option Agreement which shall specify that the options subject thereto are nonqualified options. The granting of a nonqualified option shall take place at the time of Committee action granting such option. The Option Agreement shall be in such form as the Committee shall, from time to time, recommend, but shall comply with and be subject to the following terms and conditions:

               a. Medium and Time of Payment. The nonqualified option price shall be payable (i) in United States dollars payable in cash, certified check, or bank draft; (ii) subject to any legal restrictions on the acquisition or purchase of its shares by the Company, by the delivery of shares of Common Stock which (x) in the case of shares acquired upon exercise of an option have been owned by the optionee for more than six (6) months on the date of surrender and
(y) have an aggregate fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option is being exercised; (iii) in the discretion of the Committee, by the issuance of promissory note in a form acceptable to the Committee; (iv) delivery of a properly executed exercise notice together with such other documentation as the Committee and broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or (v) any combination of (i), (ii), (iii) or (iv) above.

               b. Number of Shares. The nonqualified option shall state the total number of shares to which it pertains.

               c. Term of Nonqualified Option. Each nonqualified option granted under the Plan shall expire within a period of not more than ten (10) years from the date the nonqualified option is granted.

               d. Date of Exercise. Each nonqualified option granted pursuant to this Plan shall become exercisable on each successive anniversary of the grant date of such options in increments of twenty five percent (25%); provided, however, that in the Committee's absolute discretion, individual Option Agreements may contain different exercise schedules.

               e. Termination of Association Except Upon Death or Disability. In the event of an optionee's termination of association with the Company or any subsidiary or Affiliate of the Company, for any reason other than his or her death or disability, (i) all nonqualified options granted to any such optionee pursuant to this Plan which are not exercisable at the date of such termination of association shall terminate immediately and become void and of no effect, and
(ii) all nonqualified options granted to any such optionee pursuant to this Plan which are exercisable at the date of such termination of association may be exercised (but only to the extent they were exercisable as of the date of the termination of association) at any time within three (3) months of the date of such termination of association, but in any event no later than the date of expiration of the nonqualified option period, and if not so exercised within such time shall become void and of no effect at the end of such time.

               f. Death or Disability of Optionee. In the event of an optionee's termination of association with the Company by reason of his or her death or disability, (i) all nonqualified options granted to such optionee pursuant to this Plan which are not exercisable at the date of such termination of association shall terminate immediately and become void and of no effect, and
(ii) all nonqualified options granted to such optionee pursuant to this Plan which are exercisable at the date of such termination of association may be exercised (but only to the extent they were exercisable as of the date of the termination of association) at any time within one (1) year after the optionee's death or disability, but in any event no later than the date of expiration of the nonqualified option period, by such optionee, or in the event of death, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the nonqualified option directly from the optionee by bequest or inheritance. At the end of such one (1) year period, all nonqualified options held by such optionee, to the extent they remain unexercised, shall terminate and become void and of no effect.

               g. Rights as a Stockholder. An optionee or an offeree or a transferee of a nonqualified option shall have no rights as a stockholder with respect to any shares of Common Stock covered by his or her nonqualified option until the date of the issuance of a share certificate to such optionee for such shares. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such share certificate is issued.

               h. Nonassignability of Rights. Except as provided by the Committee, no nonqualified option shall be assignable or transferable by the person receiving same except by will or the laws of descent and distribution. During the life of such person, the nonqualified option shall be exercisable only by him or her.

               i. Other Provisions. Any Option Agreement may contain such other terms, provisions and conditions as may be determined by the Committee. Nonqualified options granted to different persons, or to the same person at different times, may be subject to terms, conditions and restrictions which differ from each other.

        8. Changes in Capital Structure.

               In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation or reorganization in which the Company is the surviving corporation or of a recapitalization, stock split, combination of shares, reclassification, reincorporation, stock dividend (in excess of 2%), or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Board of Directors in the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding incentive options and nonqualified options in order to preserve, but not to increase, the benefits to persons then holding incentive options and/or nonqualified options.

               In the event that the Company at any time proposes to (i) merge into, consolidate with or to enter into any other reorganization (including the sale of substantially all of its assets) in which the Company is not the surviving corporation, or (ii) enter into a merger or other reorganization as a result of which the outstanding shares of Common Stock of the Company will be changed into or exchanged for shares of the capital stock or other securities of another corporation or for cash or property, then the Plan and all unexercised incentive options and nonqualified options granted hereunder shall terminate, unless provision is made in writing in connection with such transaction for the assumption of incentive options and nonqualified options theretofore granted, or the substitution for such incentive options and nonqualified options of new options covering shares of a successor corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and the incentive options and nonqualified options theretofore granted, or the new incentive options and nonqualified options substituted therefor, shall continue in the manner and under the terms so provided. If such provision is not made in such transaction for the continuance of the Plan and the assumption of incentive options and nonqualified options theretofore granted or the substitution for such incentive options and nonqualified options of new incentive options and nonqualified options covering the shares of a successor corporation, then the Committee shall cause written notice of the proposed transaction to be given to the persons holding incentive options or nonqualified options not less than thirty (30) days prior to the anticipated effective date of the proposed transaction, and all incentive options and nonqualified options shall be accelerated and, concurrent with the effective date of the proposed transaction, such person shall have the right to exercise incentive options and nonqualified options in respect of any or all shares then subject thereto.

        9. Amendment and Termination of the Plan.

               The Board of Directors of the Company may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board of Directors may deem advisable; provided, however, that no such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any person under any incentive option or nonqualified option theretofore granted to such person without his or her consent; provided further, however, that the approval of the Company's stockholders shall be obtained to the extent necessary and desirable to comply with applicable law.

               Unless the Plan shall theretofore have been terminated, the Plan shall be effective on September 22, 1993, and shall terminate on September 21, 2003.

        10. Application of Funds.

               The proceeds received by the Company from the sale of Common Stock pursuant to incentive options and nonqualified options will be used for general corporate purposes.

        11. No Obligation to Exercise Option.

               The granting of an incentive option or nonqualified option shall impose no obligation upon the optionee to exercise such incentive option or nonqualified option.

        12. Continuance of Employment or Status as Director.

               The Plan or the granting of any incentive option or nonqualified option thereunder shall not impose any obligation on the Company or its stockholders to continue the employment of any optionee who is an employee, or to retain as a director any optionee who is a director.

        13. Tax Withholding.

               Whenever shares are to be issued under the Plan, the Company or any subsidiary of the Company employing the recipient shall have the right to deduct from the recipient's compensation or require the recipient to remit to the employer corporation, prior to the issuance of the shares, an amount sufficient to satisfy federal, state and local withholding tax requirements. The Committee shall have the discretion to allow an optionee to satisfy tax withholding obligations by electing to have the Company withhold from the shares to be issued upon exercise of an Option that number of shares having a fair market value equal to the amount required to be withheld. The fair market value of the shares to be withheld shall be determined on the date that the amount of tax to be withheld is determined.

        14. Stockholder Approval.

               This Plan must be approved by the Company's stockholders within twelve (12) months following its approval by the Board of Directors of the Company. Any stock option exercised before stockholder approval is obtained must be rescinded if stockholder approval is not obtained within twelve (12) months following approval of the Plan by the Board of Directors.

        15. General Provisions.

Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of stock upon the exercise of options granted under this Plan prior to fulfillment of all of the following conditions:

               (a) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion, deem necessary or advisable;

               (b) The obtaining of any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

               (c) The execution and delivery to the Company by the recipient of an investment representation letter containing such assurances and/or representations as the Committee shall, in its absolute discretion, determine to be necessary or advisable to satisfy the requirements for exemptions from registration and qualification under applicable state and federal securities laws.

                                EDGAR APPENDIX B

                                  FORM OF PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 VITALCOM INC.
                        SPECIAL MEETING OF STOCKHOLDERS
                                DECEMBER 9, 1997

    The undersigned stockholder of VitalCom Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated November 12, 1997, and hereby appoints Shelley B. Thunen and Frank T. Sample, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of VitalCom Inc. to be held on Tuesday, December 9, 1997 at 9:00 a.m., local time, at the Company's headquarters, 15222 Del Amo Avenue, Tustin, California 92780, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

(1) PROPOSAL TO RATIFY AND APPROVE AN AMENDMENT TO THE COMPANY'S 1993 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 750,000 TO A TOTAL OF 2,339,885 SHARES:

                     [ ] FOR     [ ] AGAINST    [ ] ABSTAIN

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1993 STOCK OPTION PLAN AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                        Dated:           , 1997
                                                              -----------

                                                        ------------------------
                                                        Signature

                                                        ------------------------
                                                        Signature

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)